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                                                                   Exhibit 10.11



                          PATENT COLLATERAL ASSIGNMENT
                          ----------------------------

     This Agreement is made on the 24th day of September, 1996, between COMPS InfoSystems, Inc., a Delaware corporation, having a mailing address at 9888 Carroll Centre Road, San Diego, CA 92126-4580 ("Assignor"), and Venture Lending & Leasing, Inc. ("Assignee"). Assignee's address is 2010 North First Street, Suite 310, San Jose, California 95131.

                                    RECITALS
                                    --------

     A.  Assignor owns the Patents and Patent applications listed on Schedule 1
                                                                     ----------
hereto, and is a party to the Patent Licenses listed on Schedule 1 hereto;
                                                        ----------

     B. Assignor and Assignee are parties to a Loan Agreement of even date herewith (as the same may be amended from time to time, the "Loan Agreement");

     C. Pursuant to the terms of the Security Agreement of even date herewith (as the same may be amended from time to time, the "Security Agreement"), by Assignor in favor of Assignee, Assignor has granted to Assignee a security interest in certain personal property assets of Assignor, including all right, title and interest of Assignor in, to and under all of Assignor's Patents (as defined in the Security Agreement), all of Assignor's Patent applications and all of Assignor's Patent Licenses (as defined in the Security Agreement), whether presently existing or hereafter arising or acquired, and all products and proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents, to secure the payment of the Indebtedness (as defined in the Loan Agreement);

     D. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement and the Security Agreement.

     NOW, THEREFORE, in consideration of the premises, Assignor hereby agrees with Assignee as follows:

          1. To secure the complete and timely satisfaction of all Indebtedness, Assignor hereby grants, assigns and conveys to Assignee a continuing security interest in and lien on all of Assignor's entire right, title and interest in and to the Patents, Patent applications and Patent Licenses listed on Schedule 1 hereto (as the same may be amended pursuant hereto
                   ----------
from time to time), including, without limitation, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof (collectively called the "Patents").

          2.  Assignor covenants and warrants that:

               (a) The Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;
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          (b) To the best of Assignor's knowledge, each of the Patents is valid and enforceable and Assignor has notified Assignee in writing of all prior art (including public uses and sales) of which it is aware;

          (c) Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses, shop rights and covenants by Assignor not to sue third persons, except (i) Permitted Liens; and (ii) any license disclosed in
               ------
schedule 1; and
----------

          (d) Assignor has the unqualified right to enter into this Agreement and perform its terms.

          3. Assignor agrees that, until all of the Indebtedness shall have been satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with Assignor's obligations under this Agreement, without Assignee's prior written consent; provided, that so long as
                                                     --------
no Default or Event of Default (as defined in the Loan Agreement) shall have occurred and be continuing, Assignor may grant licenses to third parties to use the Patents in the ordinary course of business of both Assignor and such third party on arm's length and customary business terms.

          4. If, before the Indebtedness shall have been satisfied in full, Assignor shall obtain rights to any new patentable inventions, or become entitled to the benefit of any Patent application or Patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of paragraph 1 shall automatically apply thereto and Assignor shall give to Assignee prompt notice thereof in writing.

          5. Assignor authorizes Assignee unilaterally to modify this Agreement by amending Schedule 1 to include any future Patents and Patent applications
            ----------
which are Patents under paragraph 1 or paragraph 4 hereof.

          6. If any Event of Default (as defined in the Loan Agreement) shall have occurred and be continuing, Assignee shall have, in addition to all other rights and remedies given it by this Agreement or any other Loan Document (as defined in the Loan Agreement), those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents may be located and, without limiting the generality of the foregoing, Assignee may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to Assignor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, the whole or from time to time any part of the Patents, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents all expenses (including reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Indebtedness. Any remainder of the proceeds after payment in full of the Indebtedness shall be paid over to Assignor. Notice of any sale or other disposition of the Patents shall be given to Assignor at least ten (10) days before the time of any intended public or private sale or other disposition of the Patents is to be made, which Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition Assignee may, to the extent permissible under applicable law, purchase the whole or any part of the Patents sold, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

          7. Assignor hereby authorizes and empowers Assignee to make, constitute and appoint any officer or agent of Assignee, as Assignee may select in its exclusive discretion, as Assignor's true and lawful attorney-in-fact, with the power, after and during the continuance of an Event of Default, to endorse Assignor's name on all applications, documents, papers and instruments necessary for Assignee to use the Patents, or to grant or issue any exclusive or nonexclusive license under the Patents to any third person, or necessary for Assignee to assign, pledge, convey or otherwise transfer title in or dispose of the Patents to any third person as a part of Assignee's realization on such collateral upon acceleration of the Indebtedness following an Event of Default. Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney being coupled with an interest shall be irrevocable for the life of this Agreement.

          8. At such time as Assignor shall completely satisfy all of the Indebtedness, this Agreement shall terminate and Assignee shall execute and deliver to Assignor all assignments, reconveyances or other instruments as may be necessary or proper to re-vest in Assignor full title to the Patents, subject to any disposition thereof which may have been made by Assignee pursuant hereto.

          9. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Assignee in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Patents, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, shall be borne and paid by Assignor on demand by Assignee and until so paid shall be added to the principal amount of the Indebtedness and shall bear interest at the highest applicable Default Rate (as defined in the Loan Agreement).

          10. Assignor shall have the duty, through counsel reasonably acceptable to Assignee, to prosecute diligently any Patent applications pending as of the date of this Agreement or thereafter until the Indebtedness shall have been paid in full, to make application on unpatented but patentable inventions and to preserve and maintain all rights in Patent applications and Patents, including, without limitation, the payment of all maintenance fees. Any expenses incurred in connection with such an application shall be borne by Assignor. The Assignor shall not abandon any right to file a Patent application, or any pending Patent application or Patent without the consent of Assignee, which consent shall not be unreasonably withheld.

          11. Assignor shall have the right, with the consent of Assignee, which shall not be unreasonably withheld, to bring suit in its own name, and to join Assignee, if necessary, as a party to such suit so long as Assignee is satisfied that such joinder will not subject it to any risk of liability, to enforce the Patents. Assignor shall promptly, upon demand, reimburse and indemnify Assignee for all damages, costs and expenses, including reasonable attorneys, fees incurred by Assignee, in accordance with the Loan Agreement.

          12. No course of dealing between Assignor and Assignee, nor any failure to exercise, nor any delay in exercising, on the part of Assignee, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          13. All of Assignee's rights and remedies with respect to the Patents, whether established hereby or by the Security Agreement, the Loan Agreement or any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

          14. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any clause or provision of this Agreement in any jurisdiction.

          15. This Agreement is subject to modification only by a writing signed by both parties, except as provided in paragraph 5.

          16. This Agreement shall be binding upon Assignor and Assignee and their respective permitted successors and assigns, and shall inure to the benefit of Assignor, Assignee and the respective permitted successors and assigns of Assignor and Assignee.

          17. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of California.

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     WITNESS the execution hereof under seal as of the day and year first above written.

                                 COMPS InfoSystems, Inc.

                                 By:   /s/  Christopher A. Crane
                                      ----------------------------
                                 Name:  Christopher A. Crane
                                 Title:    President and CEO

                                 Venture Lending & Leasing, Inc.

                                 By:   /s/  Salvador O. Gutierrez
                                    -----------------------------
                                 Name:  Salvador O. Gutierrez
                                 Title: President

                                 SCHEDULE 1 TO
                          PATENT COLLATERAL ASSIGNMENT

A.  PATENTS AND PATENT APPLICATIONS:

     Application           Issue or           Expirat
    or Patent No.         Filing Date          Date           Title
 ------------------     --------------      -----------      -------



None.





B.  PATENT LICENSES:

    Corresponding           Date License                        Termination
      Patent No.              Granted           Licensee           Date
  ----------------         ---------------     ----------      -------------





None.

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